SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 21, 2002



Commission       Registrant; State of Incorporation;        I.R.S. Employer
File Number      Address; and Telephone Number             Identification No.
-----------      -----------------------------             ------------------

333-21011         FIRSTENERGY CORP.                           34-1843785
                  (An Ohio Corporation)
                  76 South Main Street
                  Akron, Ohio  44308
                  Telephone  (800) 736-3402

1-446             Metropolitan Edison Company                 23-0870160
                  (a Pennsylvania corporation)
                  2800 Pottsville Pike
                  Reading, Pennsylvania 19640-0001
                  Telephone  (610) 929-3601

1-3522            Pennsylvania Electric Company               25-0718085
                  (a Pennsylvania corporation)
                  2800 Pottsville Pike
                  Reading, Pennsylvania 19640-0001
                  Telephone  (610) 929-3601

Item 5.  Other Events

     On February 21, 2002, the Commonwealth Court of Pennsylvania (Court) affirmed a May 24, 2001 decision of the Pennsylvania Public Utility Commission
(PPUC) regarding the merger of FirstEnergy Corp. and GPU, Inc., remanding the decision to the PPUC only with respect to the issue of merger savings. The Court reversed the PPUC's June 30, 2001 decision regarding the provider of last resort obligations of Metropolitan Edison Company (Met-Ed) and Pennsylvania Electric Company (Penelec), both wholly owned subsidiaries of FirstEnergy Corp. and subsidiaries of GPU, Inc. prior to the merger, and denied the related requests for rate relief by Met-Ed and Penelec.

     FirstEnergy believes that the Court ignored substantive facts in the case and in the settlement stipulation FirstEnergy had reached with virtually every major party intervenor in its merger proceeding. FirstEnergy is considering its response to the Court's decision, which could include asking the Pennsylvania Supreme Court to review the decision. FirstEnergy has 30 days to file a response.

     Through December 31, 2001, Met-Ed and Penelec had deferred approximately $106 million and $113 million, respectively, of additional energy costs in connection with their provider of last resort obligations. If such costs were ultimately deemed not to be recoverable, net income would be reduced by approximately $62 million for Met-Ed and $66 million for Penelec. There would be no corresponding reduction to FirstEnergy's net income through December 31, 2001 since the additional energy costs deferred by Met-Ed and Penelec related to the period prior to consummation of the merger, January 1, 2001 through November 6, 2001.

Item 7.  Exhibits

         Exhibit No.      Description
         -----------      -----------

            (99)          Press  Release  of  FirstEnergy   Corp.,  dated
                          February 22, 2002, announcing the Commonwealth Court of Pennsylvania's decision on issues related to the merger with GPU, Inc.

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







February 22, 2002












                                    FIRSTENERGY CORP.
                                    -----------------
                                      Registrant

                               METROPOLITAN EDISON COMPANY
                               ---------------------------
                                      Registrant

                              PENNSYLVANIA ELECTRIC COMPANY
                              -----------------------------
                                      Registrant



                                 /s/ Harvey L. Wagner
                         --------------------------------------
                                     Harvey L. Wagner
                               Vice President and Controller






                                     -2-